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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2001



                              RVM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-1709                 31-1515410
(State or other jurisdiction of      (Commission    (IRS employer identification
incorporation or organization)       file number)    number)


    753 WEST WATERLOO ROAD, AKRON, OHIO                        44314-1519
    (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (330) 753-4545


Former name or former address, if changed since last report: NOT APPLICABLE

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ITEM 5.  OTHER

On August 10, 2001, RVM Industries, Inc. issued a press release announcing its plans immediately to discontinue the operations of its subsidiary, Albex Aluminum, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.

              (99) Press Release dated August 10, 2001, announcing plans immediately to discontinue operations of Albex Aluminum, Inc., a subsidiary of RVM Industries, Inc.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RVM INDUSTRIES, INC.



                                         By: /s/ James R. McCourt
                                             ------------------------------
                                             James R. McCourt
                                             Chief Financial Officer


Dated: August 14, 2001


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                              RVM INDUSTRIES, INC.

                             FORM 8-K CURRENT REPORT



                                INDEX OF EXHIBITS


99 Press Release dated August 10, 2001, announcing plans immediately to discontinue operations of Albex Aluminum, Inc., a subsidiary of RVM Industries, Inc.